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                                                                    EXHIBIT 10.3
                                                                    ------------
                         HEMISPHERE INVESTMENTS, INC.
                          THIRD AMENDED AND RESTATED
                   1996 EMPLOYEE STOCK OPTION INCENTIVE PLAN


     1.  Purpose; Types of Awards; Construction.
         --------------------------------------

     The purpose of the HEMISPHERE INVESTMENTS INC. THIRD AMENDED AND RESTATED 1996 EMPLOYEE STOCK OPTION INCENTIVE PLAN (the "Plan") is to afford an incentive to selected directors, employees and independent contractors of HEMISPHERE INVESTMENTS, INC., a Florida corporation ("Hemisphere") or any Subsidiaries which now exist or hereafter are organized or acquired (collectively, the "Company"), to acquire a proprietary interest in the Company, to continue as directors, employees or independent contractors, as appropriate, to increase their efforts on behalf of the Company and/or to promote the success of the Company's business.

     2.  Definitions.
         -----------

     The following terms, as used herein, shall have the following meanings:

          (a)  "Award" shall mean any Option granted under the Plan.

          (b) "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant or a Grantee evidencing an Award.

          (c)  "Board" shall mean the Board of Directors of Hemisphere.

          (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Company" shall mean, collectively, Hemisphere and all of its Subsidiaries now held or hereafter formed, organized, or acquired.

          (f) "Disability" shall mean a disability which would qualify as a "permanent and total disability" under Section 22(e)(3) of the Code or any successor provision.

          (g) "Fair Market Value" of a share of Stock on any date shall mean the value determined by the Option Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

          (h) "Grantee" shall mean an officer, director or other employee of the Group who is, pursuant to Section 4 of the Plan, selected to participate herein with respect to the grant of an Incentive Stock Option.

          (i) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Option Committee as an Incentive Stock Option.
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          (j)  "Nonqualified Stock Option" shall mean an Option other than an
Incentive Stock Option.

          (k) "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Stock at a price and upon the terms to be specified by the Option Committee.

          (l) "Option Committee" shall mean the Option Committee as appointed by the Board and as described in Section 3 hereof.

          (m) "Participant" shall mean (i) an officer or director of the Company, (ii) an employee of the Company who is not an officer or director, or
(iii) a person or service company that performs services in the capacity of an independent contractor on behalf of the Company, who (or which) is, pursuant to
Section 4 of the Plan selected to participate herein; provided, however, any
                                                      --------  -------
Participant who (or which) is not also a Grantee hereunder shall not be eligible to participate in the grant of an Incentive Stock Option hereunder.

          (n)  "Plan Year" shall mean the Company's fiscal year.

          (o) "Relationship" shall mean, solely with respect to an independent contractor, such individual's or service company's capacity of performing services as an independent contractor for the Company, and solely with respect to a director that is not an employee of the Company, the termination of such individual's position as a director of the Company.

          (p) "Retirement" shall mean retirement of a Participant (who is not an independent contractor) or a Grantee from the employ of the Company in accordance with the terms of an applicable qualified retirement plan or, if such Participant or Grantee is not covered by such a plan, on or after such Participant's or Grantee's 65th birthday.

          (q) "Stock" shall mean Hemisphere's common stock, par value $.001 per share.

          (r) "Subsidiary" shall mean any corporation (whether incorporated in the United States or a foreign country) in an unbroken chain of corporations beginning with Hemisphere if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (s) "Ten Percent Stockholder" shall mean a Grantee who, at the time an Incentive Stock Option is to be granted to such Grantee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Hemisphere (or any Subsidiary) within the meaning of Section 424(d) of the Code.

          (t) "Unvested Portion" shall mean, as of a particular date, that portion of an Option granted to a Participant or Grantee hereunder which is not a Vested Portion. In the event a Participant or a Grantee is granted more than one Option, the "Unvested Portion" shall refer to all of such Unvested Portions.

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          (u)  "Vested Portion" shall mean, as of a particular date, that portion of an Option granted to a Participant or Grantee hereunder which is exercisable, and with respect to which a Participant or a Grantee is vested, pursuant to the terms of such Participant's or Grantee's Award Agreement. In the event a Participant or a Grantee is granted more than one Option, the "Vested Portion" shall refer to all of such Participant's or Grantee's Vested Portions.

     3.  Administration.
         --------------

     The Plan shall be administered by the Option Committee, which shall be comprised of three (3) or more persons, as determined by the Board of Directors from time to time, with one such member being Hemisphere's Chief Executive Officer. The Option Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; to determine the number of shares of Stock to which an Award may relate; to determine whether, to what extent, and under what circumstances (subject always to the terms of Section 7(e) below) an Award may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Option Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Option Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Option Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Option Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Option Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Option Committee shall be final and binding on all persons, including the Company, the Participant, the Grantee (or any person claiming any rights under the Plan from or through any Participant or Grantee) and any stockholder.

     No member of the Board or the Option Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder, and such members shall be indemnified and held harmless by the Company with respect to any cost, damage or liability (including, without limitation, reasonable attorneys fees and costs) arising from or attributable to any such action.

     4.  Eligibility.
         -----------

     Awards may be granted to (i) officers, directors and other employees of the Company, (ii) directors who are not employees of the Company, or (iii) persons and service companies providing services in their capacities as independent contractors for the Company, in the sole

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discretion of the Option Committee. In determining the persons or service companies to whom Awards shall be granted and the type of Award, the Option Committee shall take into account such factors as the Option Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     5.  Stock Subject to the Plan; Limitation on Grants.  The maximum number of
         -----------------------------------------------
shares of Stock reserved for issuance pursuant to the Plan shall be six million twenty-two thousand six hundred and sixty seven (6,022,667) shares, subject to adjustment as provided herein.

     In the event that the Option Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Option Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to
                                                --------  ----
Incentive Stock Options, such adjustment shall be made in accordance with
Section 424 of the Code.

     If any Award granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the shares (or remaining shares) of Stock subject to that particular Award shall again be available for grant under this Plan.

     6.  Stock Options.  The Option Committee shall have authority to grant
         -------------
Nonqualified Stock Options to Participants and Incentive Stock Options to Grantees on the following terms and conditions:

         (a)  Number of Shares. Each Award Agreement shall state the number of
              ----------------
shares of Stock to which the Option relates.

         (b)  Type of Option. Each Award Agreement shall specifically state that
              --------------
the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

         (c)  Option Price. Each Award Agreement shall state the Option price.
              ------------
The Option price per share of Stock purchasable under an Option shall be determined by the Option Committee; provided, that, in the case of an Incentive
                                    --------  ----
Stock Option, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option. The date as of which the Option Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

         (d)  Method and Time of Payment. The Option price shall be paid in
              --------------------------
full, at the time of exercise, in cash or in shares of Stock having a Fair Market Value equal to such Option price or in a combination of cash and Stock or, in the sole discretion of the Option Committee, through a cashless exercise procedure.

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          (e)  Term and Exercisability of Options. Options shall be exercisable
               ----------------------------------
over the exercise period (which, with respect to Incentive Stock Options, shall not exceed ten (10) years from the date of grant), at such times and upon such conditions as the Option Committee may determine, as reflected in the Award Agreement; provided, that, the Option Committee shall have the authority to
           --------  ----
accelerate the exercisability or vesting of any outstanding Option (including, without limitation, the exercisability or vesting of any outstanding Option after the occurrence of an event described in Section 6(i) below), or extend the exercise period, at such times and under such circumstances as it, in its sole discretion, deems appropriate; provided, however, with respect to Incentive
                               --------  -------
Stock Options, the Option Committee shall not be permitted to extend the exercise period beyond that date which is ten (10) years from the date of grant. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of Hemisphere, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of Hemisphere receives such notification, provided that payment for such shares is received by Hemisphere upon such date.

          (f)  Delivery of Purchased Stock. On the exercise date specified in
               ---------------------------
the Participant's or Grantee's notice or as soon thereafter as is practicable, Hemisphere shall deliver to the exercising Participant or Grantee, a certificate or certificates for the shares of Stock then being purchased (out of theretofore unissued Stock or reacquired Stock, as Hemisphere may elect) upon full payment for such shares.

          (g)  Failure to Pay or Accept Delivery. If an exercising Participant
               ---------------------------------
or Grantee fails to pay for any Stock specified in such notice or fails to accept delivery thereof, such Participant's or Grantee's right to purchase such Stock may be terminated by the Option Committee, at its sole discretion.

          (h)  No Rights of Shareholders. Neither any Participant nor Grantee
               -------------------------
nor any personal representative (or beneficiary) shall be, or shall have any rights and privileges of, a shareholder of Hemisphere with respect to any shares of Stock purchasable or issuable upon the exercise of any Option granted hereunder, in whole or in part, prior to the date of exercise of such Option as defined in paragraph 6(e).

          (i)  Termination. If a Participant's or Grantee's employment by, or
               -----------
Relationship with, the Company terminates, Options granted to such Participant or Grantee prior to such termination shall remain exercisable following the effective date of such termination as follows:

               (i)  Cause. If the Relationship of a Participant or the
                    -----
employment of a Participant or Grantee by the Company is terminated for Cause (as defined herein), all unexercised Options granted to such Participant or Grantee shall be canceled as of the effective date of such termination. For this purpose, "Cause" shall mean the termination of a Participant's or Grantee's Relationship or employment due to such Participant's or Grantee's (i) gross negligence or willful or wanton misconduct in the performance of their duties for or on behalf of the Company, (ii) conviction of, plea of guilty to, or plea of nolo contendre to, a felony crime involving moral turpitude, (iii) conviction
   ---- ---------
of, plea of guilty to, or plea of nolo contendre to, a
                                  ---- ---------
claim of fraud, conversion, embezzlement, falsification of records or reports, or a similar crime involving the Company's property. Any determination of a Participant's or Grantee's gross negligence or willful or wanton misconduct shall be made by the Option Committee, acting in good faith.

          (ii)   Death. If a Participant dies during the Relationship or a
                 -----
Participant or Grantee dies while employed by the Company, the Unvested Portion, if any, as of such date shall then become fully vested, and such Participant's or Grantee's personal representative, executor, administrator, legatees or distributees shall have a period expiring two (2) years from such date of death or until that date on which the Company consummates an initial public offering of its shares on an internationally recognized securities exchange, whichever first occurs (or for such longer period as may be prescribed by the Option Committee), but in no event beyond the expiration date of such Option, during which to exercise such Option.

          (iii)  Other Terminations of the Relationship or Employment. If a
                 ----------------------------------------------------
Participant's or a Participant's or Grantee's employment by the Company is terminated for any reason (including, without limitation, such Participant's or Grantee's Retirement or Disability) other than a termination for Cause or a termination resulting from the Death of such Participant or Grantee, the Unvested Portion as of the effective date of such termination shall be canceled, and the Vested Portion as of the effective date of such termination shall remain exercisable for three (3) months from the date thereof (or for such longer period as may be prescribed by the Option Committee), but in no event beyond the expiration date of such Option.

     A transfer of a Participant's or Grantee's Relationship between Hemisphere and any Subsidiary, or between any Subsidiaries, shall not be deemed to be a termination of such Participant's or Grantee's Relationship. Further, the conversion of a Participant from an independent contractor to an employee, or vice versa, shall not be considered a termination of such Participant's Relationship or employment.

     (j)  Other Provisions. Options may be subject to such other conditions
          ----------------
(which conditions shall lapse; provided, the Option Committee shall prescribe in its discretion the duration of such lapsing conditions) including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, and the right of the Company to repurchase such shares for their then Fair Market Value upon the termination of a Participant's or Grantee's employment for any reason, as the Option Committee may prescribe in its discretion.

     (k)  Incentive Stock Options. Options granted as Incentive Stock Options
          -----------------------
shall be subject to the following special terms and conditions in order to retain their status as Incentive Stock Options, in addition to the general terms and conditions specified in this Section 6:

          (i)  Value of Shares. The aggregate Fair Market Value (determined as
               ---------------
of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Group become exercisable for the first time by each Grantee during any calendar year shall not exceed $100,000.

               (ii)  Ten Percent Stockholder. In the case of an Incentive Stock
                     -----------------------
Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

               (iii) Issuance to Grantees. Incentive Stock Options shall be
                     --------------------
awarded solely to those eligible persons that are Grantees hereunder.

               (iv)  Exercise following Termination. With respect to an Option
                     ------------------------------
that would otherwise be an Incentive Stock Option, the exercise of such an Option during any of the post-termination exercise periods described in subsections (i), (ii), or (iii) of Section 6(i) above shall continue to qualify as the exercise of an Incentive Stock Option only in the event such exercise is effected by a Grantee as follows:

                     (A) in the case of termination of employment due to the death or Disability of the Grantee, such exercise must occur within one (1) year of the date of such death or Disability; and

                     (B) in the case of termination for any other reason, such exercise must occur within three (3) months of the date of such termination.

     7.  General Provisions.
         ------------------

         (a)  Compliance with Legal Requirements. The Plan and the granting and
              ----------------------------------
exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award as the Company may consider appropriate, and may require any Participant or Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

         (b)  Nontransferability; No Assignment. Awards shall not be
              ---------------------------------
transferable by a Participant or Grantee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant or Grantee only by such Participant or Grantee or their guardian or legal representative. Awards shall further not be assignable, whether for the benefit of creditors or otherwise, by a Participant or Grantee.

         (c)  No Right To Continued Employment or Relationship. Nothing in the
              ------------------------------------------------
Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant or Grantee the right to continue in the employ of the Company or in their Relationship, or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's or Grantee, employment or Relationship.

               (d)  Withholding Taxes. Where a Participant or Grantee or other
                    -----------------
person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or Grantee or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or Grantee or other person of cash or a certificate or certificates representing such shares.

     Unless otherwise prohibited by the Option Committee or by applicable law, a Participant or Grantee may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Stock or cash otherwise payable to such Participant or Grantee (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. A Participant's or Grantee's election to pay his or her withholding tax obligation (in whole or in part) by the method described in subsection 7(d)(b)(1) above is irrevocable with respect to such exercise once it is made, and is subject to approval by the Option Committee.

               (e)  Amendment and Termination of the Plan. The Board or the
                    -------------------------------------
Option Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, that, no amendment which
                                        --------  ----
requires stockholder approval under applicable law shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant or Grantee, without such Participant's or Grantee's consent, under any Award theretofore granted under the Plan; provided, however,
                                                             --------  -------
the Plan may be amended by either the Board or the Option Committee at any time without the consent of any Participant or Grantee or the approval of Hemisphere's shareholders if either the Board or the Option Committee determines, each in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation. The power to grant Awards under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Award shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

               (f)  Unfunded Status of Awards. The Plan is intended to
                    -------------------------
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant or Grantee any rights that are greater than those of a general creditor of the Company.

               (g)  No Fractional Shares. No fractional shares of Stock shall be
                    --------------------
issued or delivered pursuant to the Plan or any Award. The Option Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

               (h)  Change in Control. Notwithstanding any other provision of
                    -----------------
the Plan to the contrary, if, while any Awards which were granted under the Plan prior to June 30, 2000 remain outstanding under the Plan, a "Change in Control" of Hemisphere (as defined in this Section 7(h)) shall occur, all Options granted under the Plan prior to June 30, 2000 that are outstanding at the time of such Change in Control shall become fully vested and nonforfeitable and immediately exercisable in full.

     For purposes of this Section 7(h), a "Change in Control" of Hemisphere shall occur upon the happening of the earliest to occur of the following:

                    (i) any person or entity (together with their affiliates) is or becomes the beneficial owner, directly or indirectly, of securities of Hemisphere representing 50% or more of the combined voting power of Hemisphere's then outstanding voting securities;

                    (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a sixty percent (60%) majority of the Board;

                    (iii) the stockholders of Hemisphere approve a merger or consolidation of Hemisphere with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Hemisphere outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of Hemisphere or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of Hemisphere (or similar transaction) in which no person or entity (together with their affiliates) acquired, directly or indirectly, 50% or more of the combined voting power of Hemisphere's then outstanding securities;

                    (iv) the stockholders of Hemisphere approve or otherwise participate in: (A) a plan of complete liquidation of Hemisphere, (B) an agreement for the sale or disposition by Hemisphere of all or substantially all of Hemisphere's assets, (C) an agreement for the sale or disposition by such shareholders of more than fifty percent (50%) of the then outstanding voting securities of Hemisphere, or (D) any transaction having a similar effect; or

     In addition, notwithstanding any other provision of the Option Plan to the contrary, if, while any Awards issued before January 1, 1997 remain outstanding under the Option Plan, Hemisphere effects an Initial Public Offering of its voting securities for proceeds in excess of Twenty Million Dollars ($20,000,000), all Options granted under the Option Plan before January 1, 1997 that are outstanding at the time of such Initial Public Offering shall become fully vested and nonforfeitable and immediately exercisable in full. This provision shall have no effect on the vesting of Awards granted or issued after December 31, 1996.

               (i)  Governing Law. The Plan and all determinations made and
                    -------------
actions taken pursuant hereto shall be governed by the laws of the State of Florida without giving effect to the conflict of laws principles thereof.

               (j)  Effective Date. The Plan shall take effect upon its adoption
                    --------------
by the Board, but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of Hemisphere. In the absence of such approval, such Awards shall be null and void.

               (k)  Beneficiary. A Participant or Grantee may file with the
                    -----------
Option Committee a written designation of a beneficiary on such form as may be prescribed by the Option Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant or Grantee, the executor or administrator of the Participant's or Grantee's estate shall be deemed to be such Participant's or Grantee's beneficiary.

                    (i)  Severability. The invalidity of any one or more of the
                         ------------
words, phrases, sentences, clauses, sections or subsections contained in this Plan shall not affect the enforceability of the remaining portions of this Plan or any portion of this Plan, all of which are inserted conditionally on their being valid in law. In the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Plan shall be declared invalid, this Plan shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.